[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.7(d)

Amendment Three to Ancillary Services Agreement

WHEREAS, Cigna Health Corporation on behalf of itself and its affiliates and subsidiaries (“Cigna”) and Omada Health, Inc. have executed an Ancillary Services Agreement dated May 31, 2018 (the “Agreement”); and

WHEREAS, Cigna and Omada Health, Inc. mutually desire to amend the Agreement;

NOW, THEREFORE, pursuant to the Amendment section 6.13 of the Agreement and in consideration of the mutual promises contained herein, the parties hereby agree to amend the ASA as follows:

1.	The effective date of this Amendment is January 1, 2020.

2.

The previous Amendment titled “Amendment No. 1 to the Ancillary Services Agreement” effective January 16, 2019, is hereby corrected and will be titled “Amendment Two to the Ancillary Services Agreement”.

3.	Section 3.9.1 in Section C of Attachment C is amended and restated to read in its entirety as follows:

Approved Technology Providers:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

4.	Rate Exhibit A1 of the Agreement is replaced in its entirety by the attached Exhibit A2 as of the effective date of this Amendment.

5.	Section 4.5 is deleted and the following substituted in its place:

4.5 Copayments, Coinsurance and Deductibles

Provider shall not charge Participants Copayments, Coinsurance, or Deductibles with respect to the Covered Services, and except with respect to grandfathered plans not subject to certain provisions of the Patient Protection and Affordable Care Act, Payor will not deduct any Copayments, Coinsurance, or Deductibles from payment to Provider for the Covered Services.

6.	Except as changed by this Amendment, all the terms of the Agreement remain in full force and effect. Any and all capitalized terms not defined herein shall have the same meaning as in the Agreement.

Version: 1

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives below:

AGREED AND ACCEPTED BY:

Provider: Omada Health, Inc.

Provider Signature:	/s/ Sean Duffy

Printed Name:	Sean Duffy

Provider Title:	Chief Executive Officer

Provider Date Signed:	12/17/2019
Federal Tax ID: [***]
National Provider Identifier (NPID): [***]

Cigna: Cigna Health Corporation on behalf of itself and its affiliates and subsidiaries

Cigna Signature:	/s/ Mario Vangeli

Cigna Printed Name: Mario Vangeli

Cigna Title: V.P. National Contracting & Non-Par Management

Cigna Date Signed: December 17, 2019

Version: 1

Exhibit A-2

Diabetes Prevention Program

Rate Exhibit and Reimbursement Terms

Phase II

Effective 1/1/2020

Provider: Omada Health, Inc.

Cigna Party: Cigna Health Corporation on behalf of itself and its affiliates and subsidiaries

Effective Date: 01/01/2020

This Rate Exhibit:

Applies to: Omada Health, Inc.

Federal Tax ID: [***]

National Provider Identifier (NPID): [***]

Effective Date: 01/01/2020

Section I. Reimbursement Notes:

1.

Pricing for Pre-Existing Accounts. Fees for the Covered Services for (i) all Program Participants not associated with Pre-Existing Accounts and (ii) all Program Participants associated with Pre- Existing Accounts with Start Dates on or after the applicable Transition Date shall be as set forth below.

2.

Provider shall accept as full and final payment for Covered Services provided to Participants the lesser of billed charges or the reimbursement specified in this Exhibit. Provider shall not charge Participants Copayments, Coinsurance, or Deductibles with respect to the Covered Services, and except with respect to grandfathered plans not subject to certain provisions of the Patient Protection and Affordable Care Act, Payor will not deduct any Copayments, Coinsurance, or Deductibles from payment to Provider for the Covered Services.

3.

Process Fees earned in accordance with this Rate Exhibit will be submitted by Provider to Cigna on a [***] basis by means mutually agreed by the parties, either (i) submission of claims (using codes and modifiers set forth in the table below or (ii) direct invoices payable within [***] days of the date of such invoices.

4.

Rate for CPT code [***], includes, but is not limited to diabetic prevention counseling, patient education and weight loss management. Cigna reserves the right to request an audit of Provider’s records to validate Provider charges and reimbursement. Charges for Cigna Participants are: (i) [***] upon enrollment (i.e., at Start Date) and (ii) [***] per month per [***] in year one(1) (i.e., through the end of the calendar month that includes the one-year anniversary of Participant’s Start Date) and [***] per month per [***] in year two (2), as further described below. Subject to the [***] in the rate table below (which, for the monthly fee, is a [***]).

Page 3 of 4 Version: 1

EXHIBIT A-2 (continued)

5.

The amount used by Cigna in processing payments for Covered Services shall be the amount reflected in this Exhibit plus any tax, surcharge or assessment thereon imposed by a governmental entity provided that [***].

6.	[***]

7.

For services not included on the rate table below, no reimbursement will be made. Participants may not be billed for such services. Unless, in advance, they agree in writing to be responsible for such services.

Section II. Services:

Billing CPT Code	Modifier	Service Description	Maximum Allowable Rate
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Page 4 of 4 Version: 1	06/01/2007